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                                                                    EXHIBIT 10.9

                             THIRD AMENDMENT TO THE
                                AMERICAN GENERAL
                            SUPPLEMENTAL THRIFT PLAN

         WHEREAS, AMERICAN GENERAL CORPORATION and certain of its subsidiaries have heretofore adopted the AMERICAN GENERAL SUPPLEMENTAL THRIFT PLAN (the "Supplemental Plan"); and

         WHEREAS, AMERICAN GENERAL CORPORATION desires to amend the Supplemental Plan on behalf of itself and on behalf of each of its subsidiaries that has adopted the Supplemental Plan;

         NOW, THEREFORE, the Supplemental Plan shall be amended as follows, effective as of January 1, 1994;

         1. Section V. (a) is hereby deleted and replaced with the following:

                 "(a) the amount which would have been allocated to the Employer Contribution Account of such Employee under the Basic Plan as of the end of such month (based upon the Employee's actual basic Employee contribution percentage election as in effect for such month), if the provisions of the Basic Plan were administered without regard to the considered compensation limitation of section 401(a)(17) of the Code, the elective deferral limitation of section 402(g)(1) of the Code, the maximum amount of contribution limitations of section 415 of the Code, and as if the definition of Base Pay included any compensation which would have been included in Base Pay had it not been deferred under a deferred compensation agreement."

         2. As amended hereby, the Supplemental Plan is specifically ratified and reaffirmed.

         IN WITNESS WHEREOF, AMERICAN GENERAL CORPORATION has executed this Third Amendment as of the 1st day of January, 1994.

                                            AMERICAN GENERAL CORPORATION

ATTEST:

                                            By:       JAMES T. PULLIAM
By:        PATRICIA W. NEIGHBORS                ________________________________
      __________________________________
                                            Title:     Vice President
Title:      Assistant Secretary                  _______________________________
      __________________________________




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                                                                EXHIBIT 10.9
STATE  OF  TEXAS

COUNTY OF HARRIS


         BEFORE ME, the undersigned authority, on this day personally appeared James T. Pulliam, Patricia W. Neighbors of AMERICAN GENERAL CORPORATION, a corporation, known to me to be the person and officer whose name is subscribe to the foregoing instrument, and acknowledged to me that he executed the same as the act and deed of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, THIS 17th day of March,
1994.



                                        NICKI Y. EMERSON
                                        ___________________________________
                                        Notary Public in and for the
                                        State of Texas

                                                                7/22/96
                                        My Commission Expires:_____________





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